["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

                                                                    EXHIBIT 10.7

                       EXCLUSIVE LICENSE AGREEMENT (#4)
           FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.
           --------------------------------------------------------


                               TABLE OF CONTENTS

                                                              PAGE
ARTICLE I.  DEFINITIONS.....................................   1
1.1    "AFFILIATE"..........................................   1
1.2    "EFFECTIVE DATE".....................................   2
1.3    "KNOW-HOW"...........................................   2
1.3a   "S/D KNOW-HOW".......................................   2
1.3b   "UV KNOW-HOW"........................................   2
1.3c   "PRODUCT KNOW-HOW"...................................   3
1.4    "NET PROCEEDS".......................................   3
1.5    "NET REVENUES".......................................   3
1.6    "PATENT RIGHTS"......................................   4
1.6a   "S/D PATENT RIGHTS"..................................   4
1.6b   "UV PATENT RIGHTS"...................................   4
1.6c   "PRODUCT PATENT RIGHTS"..............................   4
1.7    "PRODUCT(S)".........................................   4
1.8    "TERRITORY"..........................................   4
ARTICLE II.   LICENSE GRANT.................................   4
ARTICLE III.  DISCLOSURE AND FDA FILINGS....................   6
ARTICLE IV.   PAYMENTS AND ROYALTIES........................   8
ARTICLE V.    REPORTS, RECORDS AND ACCOUNTING FOR
              ROYALTIES.....................................  11
ARTICLE VI.   REPRESENTATIONS...............................  12
ARTICLE VII.  COMPLIANCE; ENDEMNIFICATION...................  14
ARTICLE VIII. INFRINGEMENT..................................  15
ARTICLE IX.   CONFIDENTIALITY...............................  16
ARTICLE X.    TERM; TERMINATION.............................  17
ARTICLE XI.   NOTICES.......................................  19
ARTICLE XII.  ASSIGNMENT AND SUCCESSION.....................  20
ARTICLE XIII. GOVERNING LAW.................................  20
ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT...................  21
ARTICLE XV.   SEVERABILITY..................................  21

                          EXCLUSIVE LICENSE AGREEMENT
                            FOR VIRALLY INACTIVATED
                       FIBRIN SEALANT/THROMBIN PRODUCTS
                       --------------------------------


     AGREEMENT effective as of the EFFECTIVE DATE, by and between The New York Blood Center, Inc. ("NYBC"), having an office at 310 East 67th Street, New York, New York 10021, U.S.A., and Melville Biologics, Inc., a Delaware Corporation, having an office at 155 Duryea Road, Melville, New York 11747, U.S.A. ("LICENSEE").

     WHEREAS, NYBC has developed know-how and patent rights relating to virus inactivation technology for use with fibrin sealant, fibrinogen and thrombin and has developed other know-how and patent rights relating to the manufacture and use of fibrin sealant, fibrinogen and thrombin; and

     WHEREAS, LICENSEE desires to acquire an exclusive license under such NYBC know-how and patent rights for the manufacture and sale of such products; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and LICENSEE mutually agree as follows:

ARTICLE I.  DEFINITIONS

     As used in this Agreement, the following terms shall be defined as set forth below:

1.1 "AFFILIATE" shall mean a corporation or other business entity controlled by, controlling or under common control with a party. For this purpose, control of a corporation or other business entity shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest an, or a fifty percent (50%) or greater interest in the equity of, such corporation or other business entity, or the maximum percentage that a foreign investor may own, if equal to or less than fifty percent (50%), pursuant to local laws, customs or regulations of any country, but such corporation, or other business entity, shall be deemed to be an AFFILIATE for only so long as such ownership or control exists. Notwithstanding anything herein to the contrary, for the purposes of this Agreement, NYBC is not an AFFILIATE of LICENSEE.

1.2 "EFFECTIVE DATE" of this Agreement shall mean the date of closing of the sale of shares of common stock of LICENSEE to one or more funds controlled by Ampersand Ventures, so long as this occurs prior to December 1, 1995.

1.3 "KNOW-HOW" shall mean any one or more of S/D KNOW-HOW, UV KNOW-HOW and PRODUCT KNOW-HOW.

1.3a "S/D KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of organic solvents and/or detergents as described generally on Appendix A1 hereof.

1.3b "UV KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of light and/or certain compounds as described generally on Appendix A2 hereof.

1.3c "PRODUCT KNOW-HOW" shall mean the NYBC proprietary technical information relating to the manufacture and use of fibrin sealant, fibrinogen and thrombin as described generally on Appendix A3 hereof.

1.4 "NET PROCEEDS" shall mean the total consideration received by LICENSEE in any form (including without limitation upfront payments, license signing and maintenance fees, minimum payments, royalties, research and development funds, equipment and supplies, equity purchases in excess of fair market value, etc.) from any third party or parties for a sublicense (or other right, license, privilege or immunity) to make (or have made by a third party), use and sell (or otherwise dispose of) a PRODUCT. NET PROCEEDS does not include NET REVENUES.

1.5 "NET REVENUES" shall mean the total consideration received by LICENSEE and/or its AFFILIATES in any form (including without limitation upfront payments, license signing and maintenance payments, payments made to secure marketing and/or distribution rights, payments made to support research, development, clinical studies or registration, payments in the form of equipment or supplies, equity purchases in excess of fair market value, etc.) from any third party in connection with the sale, transfer or disposal (or the contemplated sale, transfer or disposal) of PRODUCT by LICENSEE and/or its AFFILIATES, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between LICENSEE and its AFFILIATES, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of LICENSEE and its AFFILIATES in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same unit of PRODUCT.

1.6 "PATENT RIGETS" shall mean any one or more of S/D PATENT RIGHTS, UV PATENT RIGHTS AND PRODUCT PATENT RIGHTS.

1.6a "S/D PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A1 hereof relating to the inactivation of viruses by the use of organic solvents and/or detergents.

1.6b "UV PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A2 hereof relating to the inactivation of viruses by the use of light and/or certain compounds.

1.6c "PRODUCT PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A3 hereof relating to the manufacture and use of fibrin sealant, fibrinogen and thrombin.

1.7 "PRODUCT(S)" shall mean any product listed on Appendix B hereof, the manufacture, use or sale of which (1) involves the use of KNOW-HOW or (2) is covered by a claim of PATENT RIGHTS.

1.8  "TERRITORY" shall mean worldwide.

ARTICLE II.  LICENSE GRANT

2.1 Subject to paragraphs 2.5 and 2.6 hereof, NYBC grants to LICENSEE, under the terms and conditions of this Agreement, an exclusive license, with the right to grant sublicenses, under UV PATENT RIGHTS and PRODUCT PATENT RIGHTS and UV KNOW-HOW and PRODUCT KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by UV PATENT RIGHTS and PRODUCT PATENT RIGHTS and UV KNOW-HOW and PRODUCT KNOW-HOW for the manufacture, use and sale of PRODUCT. LICENSEE will not grant any sublicense under UV KNOW-HOW and PRODUCT KNOW-HOW and/or UV PATENT RIGHTS and PRODUCT PATENT RIGHTS unless it first receives the prior written consent of NYBC, which consent will not be unreasonably withheld.

2.2 NYBC grants to LICENSEE, under the terms and conditions of this Agreement, a non-exclusive license, with the right to grant sublicenses, under S/D PATENT RIGHTS and S/D KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by such S/D PATENT RIGHTS and S/D KNOW-HOW for the manufacture, use and sale of PRODUCT. LICENSEE will not grant any sublicense under S/D KNOW-HOW and/or S/D PATENT RIGHTS unless it first receives the prior written consent of NYBC, which consent will not be unreasonably withheld.

2.3 The license and sublicense grant herein is limited to making, using, selling or disposing of PRODUCT in the TERRITORY.

2.4 Nothing contained in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license except as expressly specified in paragraphs 2.1, 2.2 and 2.3 hereof. LICENSEE agrees not to utilize the PATENT RIGHTS and KNOW-HOW licensed under this Agreement in the development, manufacture or use of any product not listed on Appendix B hereof, unless first permitted to do so under a separate written agreement with NYBC.

2.5 NYBC has entered into agreements with third parties prior to the EFFECTIVE DATE ("Prior Agreements") regarding some of the KNOW-HOW and PATENT RIGHTS covered by this Agreement. The terms of this Agreement and licenses granted hereunder are all subject to conflicting terms, if any, in the Prior Agreements. All rights reserved to third parties under the Prior Agreements shall remain so reserved and shall in no way be affected by this Agreement. NYBC is not obligated under this Agreement to take any action which would conflict in any respect with NYBC's past, current or future obligations to third parties under the Prior Agreements.

2.6 NYBC shall retain the right to make and use PRODUCTS in its own laboratories for scientific purposes and for continued research. Further, NYBC shall have the right to make PRODUCT(S) available to other scientific institutions and researchers for scientific and research purposes.

ARTICLE III.  DISCLOSURE AND FDA FILINGS

3.1  LICENSEE acknowledges receipt of KNOW-HOW.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

3.2 NYBC shall have the right, but not the obligation, to inspect LICENSEE's manufacturing sites, validation and/or processing records as they pertain to the use and implementation of PATENT RIGHTS and KNOW-HOW.

3.3 For so long as LICENSEE has an exclusive license under paragraph 2.1, NYBC grants LICENSEE a right of first negotiation for a license under any technology developed by NYBC after the EFFECTIVE DATE of this Agreement (and not otherwise encumbered) for use with PRODUCTS ("New Technology"). In implementation of the foregoing, at least once a year during the term of this Agreement, NYBC will notify LICENSEE in writing of any New Technology developed by NYBC and, at LICENSEE's option, conduct good faith negotiations with LICENSEE for a license under such New Technology for PRODUCTS under terms and conditions similar to those set forth herein. If NYBC and LICENSEE are unable to reach an agreement with respect to such New Technology within ******** of the first notification provided by NYBC regarding such New Technology, then NYBC shall be free to license such technology to a third party.

3.4 No later than April 1, ****, LICENSEE shall begin clinical trials in support of an application for approval so sell PRODUCT in the United States of America. If such clinical trials are not initiated by LICENSEE by April 1, ****, then NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license.

3.5  No later than January 1, ****, LICENSEE shall either:

     (a) have completed a Phase III clinical trial in support of an application for approval to sell PRODUCT in the United States of America; or

     (b)  pay to NYBC ********.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     If LICENSEE fails to complete such clinical trials by January 1, **** and also fails to make such payment by January 1, ****, then NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license.

3.6  No later than June 1, ****, LICENSEE shall either:

     (a) file an application for approval to sell PRODUCT in the U.S.A. with the appropriate government agency; or

     (b)  pay NYBC ********.

     If LICENSEE fails to file such application by June 1, **** and also fails to make such payment by June 1, ****, then NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license.

ARTICLE IV.  PAYMENTS AND ROYALTIES

4.1 LICENSEE shall pay NYBC a running royalty at the rate of ******** of NET REVENUES. If LICENSEE receives NET REVENUES prior to the actual sale, transfer or disposal of PRODUCT and in the form of an upfront payment (e.g. a payment made to secure marketing and/or distribution rights, to support research, development, clinical trials or registration, or a payment in the form of equipment or supplies, etc.), then LICENSEE may elect to defer payment of royalty on the first ******** of such upfront payments for a period of two (2) years from the date of LICENSEE's receipt of such upfront payments. LICENSEE may make such election by providing written notice to NYBC within ten (10) days of LICENSEE's receipt of such payment, which notice shall describe the payment received, state the date the payment was received and include LICENSEE's acknowledgment that royalty on such payment is due to NYBC two (2) years after the date the payment was received by LICENSEE. In no

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     event shall LICENSEE defer more than ******** of royalty to NYBC pursuant to this paragraph.

4.2  LICENSEE shall pay to NYBC ******** of NET PROCEEDS.

4.3 LICENSEE shall make the following payments to NYBC during the term of this Agreement in order to maintain the exclusivity of the licenses granted hereunder:

     (a) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraph 4.1 hereof.

     (b) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraph 4.1 hereof.

     (c) ******** per annum, payable in four equal installments on February 1, ****, May 1, ****, August 1, **** and November 1, ****. This payment may be credited against royalties due to NYBC, if any, for calendar year **** under paragraph 4.1 hereof.

     (d) ******** per annum, payable each year in four equal installments on February 1, May 1, August 1 and November 1, beginning in calendar year **** and continuing for each calendar year thereafter until termination of this Agreement. The payment for each calendar year may be credited against royalties due to NYBC, if any, for such calendar year under paragraph 4.1 hereof.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     (e) NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license if LICENSEE fails to make any of the payments required by this paragraph after notice of such failure to LICENSEE and a reasonable opportunity (ten (10) days from receipt of notice) to cure.

4.4 LICENSEE shall make all payments due under paragraph 4.1 of this Agreement on a quarterly basis within thirty (30) days after the end of each calendar quarter.

4.5 All payments due under this Agreement shall be made without deductions for taxes, assessments or other charges of any kind which may be imposed on NYBC by any foreign government or political subdivision thereof with respect to any amounts payable to NYBC pursuant to this Agreement, and such taxes, assessments or other charges shall be assumed by LICENSEE.

4.6 All payments due under this Agreement shall be made in United States dollars. All royalty calculations hereunder shall be based on the currency in which the sale was made, with total sales converted to United States dollars based on the exchange sate of Citibank, New York, on the first day of the month in which the royalty becomes due.

4.7 If it is necessary for LICENSEE to pay royalties under issued patents, patent applications or know-how to any third party in order for LICENSEE to make, have made, use or sell PRODUCTS, LICENSEE may offset the royalties payable to third parties on LICENSEE's sales of PRODUCTS against royalties payable to NYBC on NET REVENUES, provided that under no circumstances may such royalties to NYBC be reduced by more than a total of ******** (i.e. fall below ******** of NET REVENUES) in any calendar year as a result of such offsets.

ARTICLE V.  REPORTS, RECORDS AND ACCOUNTING FOR ROYALTIES

5.1 Within thirty (30) days after the end of each calendar quarter during the term of this Agreement, LICENSEE shall forward to NYBC a written report setting forth all NET PROCEEDS and NET REVENUES. All such information shall be presented on a country-by-country basis and a sublicensee-by-sublicensee basis for the previous calendar quarter and shall indicate the amount of royalties due, together with sufficient supporting information to enable confirmation by NYBC. LICENSEE shall also provide to NYBC a copy of all reports received from sublicensees.

5.2 LICENSEE shall keep full and accurate books of accounts and other records in accordance with generally accepted accounting practice, showing all information necessary for NYBC to ascertain and verify the royalties payable by LICENSEE hereunder. During the term of this Agreement, and for three (3) years thereafter, NYBC shall have the right to have, at its own expense and upon ten (10) days written notice, an independent certified public accountant of its own choosing, inspect, during regular business hours, said books, records, files and all supporting data relating to records kept pursuant to this Agreement. LICENSEE also agrees to permit NYBC, or its representatives, to make and retain copies of any and all invoices, records and accounts kept by LICENSEE pursuant to this Agreement. If the inspection of LICENSEE by NYBC reveals an underpayment to NYBC of ten percent (10%) or greater, then the costs of such inspection shall be borne by LICENSEE.

5.3 On or about June 1 of each year during the term of this Agreement, LICENSEE shall provide a written report to NYBC describing LICENSEE's efforts to commercialize PRODUCTS, including a description of LICENSEE's efforts to obtain any required governmental approval to market PRODUCTS and to grant sublicenses. NYBC agrees to keep such reports confidential, if requested to do so by LICENSEE.

ARTICLE VI.  REPRESENTATIONS

6.1  Nothing in this Agreement is or shall be construed as:

     (a) A warranty or representation by NYBC that anything made or used by LICENSEE under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties; or

     (b) Granting by implication, estopped, or otherwise any license, right or interest other than as expressly set forth herein.

6.2 Except as expressly set forth in this Agreement, the parties MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTE OR OTHERWISE, AND THE PARTIES SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT.

6.3 LICENSEE represents and warrants that it shall not, directly or indirectly, use NYBC's tradenames or trademarks in connection with promotions, advertising or sales activity, without the prior written consent of NYBC. Further, LICENSEE shall not make any use of NYBC's name without NYBC's prior written consent, except if the use of NYBC's name is required by law, regulation or judicial order, in which event LICENSEE will promptly inform NYBC prior to any such required use.

6.4 LICENSEE represents and warrants that it has adequate insurance and financial resources to cover all liability for any failure including, without limitation, failure in design, manufacture, production and/or operation.

ARTICLE VII.  COMPLIANCE; INDEMNIFICATION

7.1 NYBC shall not be liable to LICENSEE, its AFFILIATES, its sublicenses or any third party for any injury, illness, disease, allergy, allergic reaction, side effect, death, or other adverse experience arising out of, or in connection with, or as a consequence of research, manufacture, testing, advertising, sale, distribution, or other use of PRODUCT.

7.2 LICENSEE shall conduct all of its operations relating to PRODUCT in accordance with all applicable laws, regulations, requirements, and other standards, which may be in effect from time-to-time, of all pertinent governmental authorities, including, without limitation, standards for the validation and processing of PRODUCT.

7.3 LICENSEE agrees to exercise a reasonable standard of care in conducting its activities relating to PRODUCT, including the testing, manufacture, packaging marketing, advertising, distribution and sale of PRODUCT.

7.4 LICENSEE agrees to indemnify, defend and hold harmless NYBC, its directors, officers, employees and agents from and against any and all loss, damage, demands, claims, actions and causes of action, assessments, liabilities, costs and expenses which they may incur because of injury to or death of any person or any other claim arising out of, or in connection with, or as a consequence of, LICENSEE's manufacture, sale, or use of PRODUCT.

ARTICLE VIII.  INFRINGEMENT

8.1 LICENSEE shall promptly provide written notification to NYBC in the event of any third party infringement, or possible infringement, of PATENT RIGHTS in the TERRITORY. Upon receipt of such notice, NYBC shall have the right, at its sole discretion, to take appropriate legal action in connection therewith. In the event that NYBC shall elect to take such action, the conduct of the action shall be entirely directed by NYBC, and NYBC shall pay all costs and expenses associated therewith and retain all recoveries of any such action.

8.2 In the event NYBC decides that it will not take legal action against an alleged infringer, LICENSEE shall have the right to take appropriate legal action against the alleged infringer and shall pay all costs and expenses associated therewith and retain all recoveries of any such action. LICENSEE shall not initiate or settle or compromise any such legal action without first obtaining the written consent of NYBC, which consent shall not be unreasonably withheld.

8.3 In the event that either party initiates or carries on legal proceedings against an alleged infringer, then the other party shall fully cooperate with and supply all assistance reasonably requested by the litigating party. The non-litigating party, at its own expense, may be represented by counsel of their choice in any such proceeding.

8.4 LICENSEE agrees to report to NYBC, promptly and in written detail, each claim of patent infringement made by a third party against LICENSEE as a result of LICENSEE's manufacture, use or sale of PRODUCTS.

ARTICLE IX.  CONFIDENTIALITY

9.1 LICENSEE agrees not to use or disclose to any third party any KNOW-HOW provided to it pursuant to this Agreement except as contemplated herein. This obligation shall not apply to any information which:

     (a) is or subsequently becomes known to the public through no fault of LICENSEE;

     (b) was in the possession of LICENSEE prior to disclosure by NYBC as established by documentation provided by LICENSEE to NYBC within thirty (30) days of disclosure of such information by NYBC to LICENSEE;

     (c) is obtained from a third party who or which has the lawful right to disclose same to LICENSEE;

     (d) is disclosed to governmental authorities in response to a lawful order or demand for disclosure, or in order to obtain required consents, permits, licenses, or other approvals relating to the manufacture, use or sale of PRODUCT.

9.2 LICENSEE agrees to treat as confidential the terms and conditions of this Agreement. Further, LICENSEE agrees not to issue any press release or other public statement disclosing the existence of, or relating to, this Agreement without the prior written consent of NYBC.

9.3 The provisions of this Article shall survive termination, cancellation, or expiration of this Agreement.

ARTICLE X.  TERM; TERMINATION

10.1 The term of this Agreement shall be from the EFFECTIVE DATE until the later of the seventeenth anniversary of the EFFECTIVE DATE or the last to expire patent of PATENT RIGHTS, unless this Agreement is terminated earlier in accordance with the provisions of this Article.

10.2 NYBC may terminate this Agreement at any time upon notice to LICENSEE if:

     (a) LICENSEE fails to cure a breach of this Agreement within thirty (30) days after notice thereof; or

     (b) LICENSEE fails to make payments due under paragraph 4.1 of this Agreement within ten (10) days after notice thereof; or

     (c) LICENSEE fails in the performance of its obligation to conform to applicable standards, regulations, or guidelines of the applicable governmental agency,

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

          as determined by NYBC or governmental agency review and fails to cure such breach within ninety (90) days after notice thereof; or

     (d) LICENSEE becomes insolvent, is adjudged bankrupt, files a petition in bankruptcy, makes an assignment for the benefit of creditors or seeks relief generally from its debts and obligations in accordance with a similar or analogous procedure; or

     (e) LICENSEE fails to make and sell PRODUCT within ******** of the EFFECTIVE DATE.

     Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC. Further, upon such termination and also upon the conversion of the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license, NYBC shall have an irrevocable paid-up non-exclusive license, with the right to grant sublicenses, to make, use and sell within the TERRITORY any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS.

10.3 The expiration or earlier termination of this Agreement will not:

     (a) affect the right of LICENSEE to sell PRODUCT manufactured prior to the date of expiration or termination, provided that such sales, notwithstanding expiration or termination, will be subject to royalties in accordance with the provisions of Article IV and provided further that such termination is not due to the reasons set forth in, paragraph 10.2(c) hereof; or

     (b) relieve LICENSEE from any other obligation under this Agreement, including, without limitation, obligations to forward reports, maintain records, permit an audit or inspection and to maintain confidentiality; or

     (c) release LICENSEE from any liability resulting from an act or omission prior to expiration or termination or an act or omission, whenever arising, relating to the provisions of Article VII.

10.4 Invalidation by a court of last resort of any claim(s) of any or all of the patents comprising PATENT RIGHTS shall relieve LICENSEE of its obligations with respect to such claims; but, notwithstanding any other clause herein, shall not terminate this Agreement.

10.5 LICENSEE may terminate this Agreement upon providing ninety (90) days prior written notice to NYBC. Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC. Further, upon such termination, NYBC shall have an irrevocable paid-up non-exclusive license, with the right to grant sublicenses, to make, use and sell within the TERRITORY any improvements made by LICENSEE, whether patentable or not, so long as the manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS.

ARTICLE XI.  NOTICES

11.1 Any notice, report or other communication required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if mailed by Certified Mail, postage prepaid, or sent by facsimile, confirmed forthwith in written dispatch as described herein, addressed to such other party at its respective address as follows:

          If to NYBC:
          ----------

          The New York Blood Center, Inc.
          310 East 67th Street
          New York, NY 10021-6295

          Attention: Office of Patents And Licensing
          cc:  General Counsel

          If to LICENSEE:
          --------------

          Melville Biologics, Inc.
          155 Duryea Road
          Melville, NY 11747

          Attention: President

ARTICLE XII.  ASSIGNMENT AND SUCCESSION

12.1 The rights and licenses granted by NYBC in this Agreement are personal to LICENSEE and may not be assigned or otherwise transferred without the prior written consent of NYBC. Any attempted assignment or transfer without such consent shall be void and without effect.

12.2 NYBC may assign or otherwise transfer this Agreement to any third party or to a subsidiary of NYBC. NYBC shall give LICENSEE written notice of such assignment or transfer and the written agreement of such assignee or transferee to be bound by the terms and conditions of this Agreement. Upon such assignment or transfer and agreement by such assignee or transferee, the term NYBC as used herein shall mean such assignee or transferee.

ARTICLE XIII.  GOVERNING LAW

13.1 This Agreement shall be construed and the rights of the parties governed in accordance with the laws of the State of New York, excluding its law of conflict of laws. Any dispute or issue arising hereunder, including any alleged breach by LICENSEE, shall be heard, determined and resolved by an action commenced in the federal courts in New York City, New York, which the parties hereby agree shall have proper jurisdiction over the issues and the parties. LICENSEE hereby agrees to submit itself to the jurisdiction of the federal courts in New York and waives the right to make any objection based on jurisdiction or venue. The New York courts shall have the right to grant all relief to which each party is or shall be entitled hereunder, including all equitable relief as the Court may deem appropriate.

13.2 This Agreement has been prepared jointly and shall not be strictly construed against any party.

ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT

14.1 This Agreement supersedes all prior written and oral communications between the parties with respect to PRODUCT and sets forth the entire Agreement of the parties with respect to the subject matter contained herein and may not be modified or amended except as expressly stated herein or by a written agreement duly executed by both parties hereto.

ARTICLE XV.  SEVERABILITY

15.1 If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

                              THE NEW YORK BLOOD CENTER, INC.


                              By:    /s/ John W. Adamson MD
                                 ------------------------------

                              Name:  John W. Adamson MD
                                   ----------------------------

                              Title: President
                                    ---------------------------

                              Date:  Sept 21, 1995
                                   ----------------------------

                              MELVILLE BIOLOGICS, INC.


                              By:    /s/ Thomas R. Ostermueller
                                 ------------------------------

                              Name:  Thomas R. Ostermueller
                                   ----------------------------

                              Title: President
                                    ---------------------------

                              Date:  9/21/95
                                    ---------------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                  APPENDIX A1
                     FOR EXCLUSIVE LICENSE AGREEMENT (#4)
           FOR VIRALLY INACTIVATED FIBRIN SEALANT/ThROMBIN PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



                            S/D KNOW-HOW - 3 Pages

                             S/D PATENTS - 6 Pages

     **************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
***************************** [9 pages omitted] ***************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                  APPENDIX A2
                     FOR EXCLUSIVE LICENSE AGREEMENT (#4)
           FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



                             UV KNOW-HOW - 2 Pages

                              UV PATENTS - 2 Pages

     **************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
***************************** [4 pages omitted] ***************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                  APPENDIX A3
                     FOR EXCLUSIVE LICENSE AGREEMENT (#4)
           FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                           MELVILLE BIOLOGICS, INC.



                           PRODUCT KNOW-HOW - 1 Page

                            PRODUCT PATENTS - 1 Page

     **************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
***************************** [2 pages omitted] ***************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************

                                  APPENDIX B


                                   PRODUCTS
                                   --------


                                Fibrin Sealant
                           (Fibrinogen and Thrombin)


                                   Thrombin


                                  Fibrinogen

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

              [LETTERHEAD OF NEW YORK BLOOD CENTER APPEARS HERE]


September 27, 1996


Mr. Thomas R. Ostemueller
President and Chief Executive Officer
V.I. TECHNOLOGIES, INC.
155 Duryea Road
Melville, New York 11747

Re: EXCLUSIVE LICENSE AGREEMENT (#4) FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS BETWEEN THE NEW YORK BLOOD CENTER, INC. ("NYBC") AND MELVILLE BIOLOGICS, INC. (NOW V.I. TECHNOLOGIES, INC.), EFFECTIVE OCTOBER 26, 1995 ("LICENSE AGREEMENT") - AMENDMENT I

Dear Tom:

In connection with the Exclusive Distribution Agreement of September 11, 1996 between your Company and United States Surgical Corporation, you have requested an amendment of the above-identified Exclusive License Agreement with respect to the possible institution of patent infringement actions against third parties. NYBC is willing to amend the Exclusive License Agreement by the addition of the following new Paragraph 8.5 to ARTICLE VIII. INFRINGEMENT:

8.5 Notwithstanding the provisions of Paragraphs 8.1 - 8.4 above, if, at any time during the Term of the Exclusive Distribution Agreement between V.I Technologies, Inc. (Formerly Melville Biologics, Inc., and referred to herein as LICENSEE) and United States Surgical Corporation ("USSC") dated September 11, 1996 ("the Distribution Agreement"), either NYBC or LICENSEE or USSC becomes aware of any infringement by a third party of any of the PRODUCT PATENT RIGHTS (which are included in the definition of IPR in the Distribution Agreement) with respect to the manufacture or sale of any product listed on APPENDIX B hereof, then NYBC and LICENSEE agree that ****
     ***********************************************************************
     ***************************************************************************
     **************************************************************************
     **********************************************************************
     **********************************************************************
     **********************************************************************
     **************************************************************************
     ********************************************************************
     **********************************************************************

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

Page 2 - (TRO - Exclusive L.A)

     *****************************************************************
     **************************************************************************
     ******************************************************************
     *************************************************************************
     ************************************************************************
     *********************************

With the exception of the addition set forth above, all the terms and conditions of the captioned License Agreement shall remain in full force and effect.

If the foregoing is acceptable to your Company, please sign the enclosed copy of this letter and return it to us. Our signature on this letter will serve to confirm the amendment of the Exclusive License Agreement to include the new Paragraph 8.5 as set forth above.

Sincerely yours,


/s/ John W. Adamson
-------------------------
John W. Adamson, M.D.
President
New York Blood Center, Inc.


                                           AGREED TO AND ACCEPTED BY:


                                           /s/ Thomas R. Ostermueller
                                           -------------------------------------
                                           Thomas R. Ostermueller
                                           President and Chief Executive Officer
                                           V.I. Technologies, Inc.
                                           (Formerly, Melville Biologics, Inc.)

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

           SECOND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (#4)
           FOR VIRALLY INACTIVATED FIBRIN SEALANT/THROMBIN PRODUCTS
                  between THE NEW YORK BLOOD CENTER, INC. and
       MELVILLE BIOLOGICS, INC. (now V.I. Technologies, Inc., or VITEX)


               This Second Amendment, effective January 1, 1998, is made and entered into by and between The New York Blood Center, Inc. ("NYBC"), a New York not-for-profit corporation, having an office at 310 East 67th Street, New York, NY 10021 and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.), a Delaware corporation, having an office at 155 Duryea Road, Melville, NY 11747 ("LICENSEE").

               WHEREAS, NYBC and LICENSEE entered into an Exclusive License Agreement (#4) for Virally Inactivated Fibrin Sealant/Thrombin Products, Effective October 26, 1995, and, thereafter, entered into an Amendment of the License Agreement on September 27, 1996 (collectively "the Agreement"); and,

               WHEREAS, the parties wish to make further changes to the Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and in this Second Amendment and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

               1. Paragraph 3.5 of the Agreement is hereby deleted and replaced with the following:
               No later than August 1, ****, LICENSEE shall either:

               (a) have completed a Phase III clinical trial in support of an application for approval to sell PRODUCT in the United States of America; or

               (b)    pay to NYBC ********

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

               If LICENSEE fails to complete such clinical trials by August 1, **** and also fails to make such payment by August 1, ****, then NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license.

               2. Paragraph 3.6 of the Agreement is hereby deleted and replaced with the following:

               No later than December 31, ****, LICENSEE shall either:

               (a) file an application for approval to sell PRODUCT in the U.S.A. with the appropriate government agency; or

               (b)    pay NYBC ********

               If LICENSEE fails to file such application by December 31, **** and also fails to make such payment by December 31, ****, then NYBC, at its sole option, may convert the exclusive license granted pursuant to paragraph 2.1 to a non-exclusive license.

               3. NYBC acknowledges the prior receipt of ******** from LICENSEE, ******** of which was applied to satisfy the payments due to NYBC under paragraph 4.3(a) and ******** was applied to partially satisfy the payments due to NYBC under paragraph 4.3(b).

               4. This Second Amendment shall be deemed to be incorporated into the Agreement in full and to be an integral part thereof as though fully set forth therein. With the exception of the above amendment, all other provisions of the Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have entered into and executed this Second Amendment on the date first above written.



NEW YORK BLOOD CENTER, INC.         V.I. TECHNOLOGIES, INC.

By:____________________________     By:_______________________________

Name:__________________________     Name:_____________________________

Title:_________________________     Title:____________________________

                                      -3-